As filed with the Securities and Exchange Commission on September 28, 2006

---------------------------------------------------------------------------------------------------------------------------------

FILE NO. 333- ______

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

ALLSTATE LIFE INSURANCE COMPANY

(Exact Name of Registrant)

ILLINOIS 36-2554642

(State or Other Jurisdiction of (I.R.S. Employer

Incorporation or Organization) Identification Number)

3100 SANDERS ROAD

NORTHBROOK, ILLINOIS 60062

847/402-5000

(Address and Phone Number of Principal Executive Office)

MICHAEL J. VELOTTA

SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

ALLSTATE LIFE INSURANCE COMPANY

3100 SANDERS ROAD, SUITE J5B

NORTHBROOK, ILLINOIS 60062

847/402-5000

(Name, Complete Address and Telephone Number of Agent for Service)

COPIES TO:

ANGELA M. BANDI, ESQUIRE

ALLSTATE LIFE INSURANCE COMPANY

3100 SANDERS ROAD, SUITE J5B

NORTHBROOK, IL 60062

Approximate date of commencement of proposed sale to the public: The annuity contracts and interests thereunder covered by this registration statement are to be issued promptly and from time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of

1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/




CALCULATION OF REGISTRATION FEE

-------------------------------- --------------------- -------------------------- ------------------------------------------------

Title of securities to be	Amount to be	Proposed maximum	Proposed maximum	Amount of
registered	registered(1)	offering price per unit	aggregate offering price(1)	registration fee(3)

-------------------------------- ---------------------- -------------------------- ------------------------------ -----------------

Deferred annuity	$900,000,000	(2)	$900,000,000	$ 96,300

interests and

participating

interests therein

-------------------------------- ---------------------- -------------------------- ------------------------------ -----------------



(1) Estimated solely for purpose of determining the registration fee.

(2) The Contract does not provide for a predetermined amount or number of units.

(3) Of the $850,000,000 of units of interest under deferred annuity contracts previously registered under Registration Statement No. 333-123847,
$106,462,258 for which a filing fee was previously paid, are being carried forward pursuant to Rule 429.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the

Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

Registrant is filing this registration statement for the sole purpose of registering additional interests under a deferred annuity contract previously described in the prospectus contained in Registrant's Form S-3 registration statement (File No. 333-123847). Registrant incorporates herein by reference that prospectus, which remains unchanged.


PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Registrant anticipates that it will incur the following approximate expenses in connection with the issuance and distribution of the securities to be registered:

Registration fees............................	$108,831 ($12,531 of this amount previously registered)
Cost of printing and engraving..............	$280,000

Legal fees...................................	$15,000
Accounting fees..............................	$15,000
Mailing fees.................................	$25,000

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The By-laws of Allstate Life Insurance Company ("Registrant") provide that

Registrant will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made a party to any proceeding by reason of the fact that such persons were or are directors or officers of Registrant, against liabilities, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Registrant before such date.

The directors and officers of Registrant have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Registrant.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit No.	Description

(1) Underwriting Agreement between Allstate Life Insurance Company and Allstate

Distributors, L.L.C. (Incorporated herein by reference to Pre-Effective

Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life

Insurance Company Separate Account A (File No. 333-31288) dated April 27, 2000.)

(2) None

(4) Form of Single Premium Deferred Annuity Certificate and Application

(Incorporated herein by reference to Registrant's initial Form S-3 Registration

Statement (File No. 333-105208) dated May 13, 2003.)

(5)(a) Opinion and Consent of General Counsel re: Legality. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's initial Form S-3

Registration Statement (File No. 333-105208) dated July 21, 2003.)

(5)(b) Opinion and Consent of General Counsel re: Legality. (Incorporated herein by reference to Registrant's Form S-3 Registration Statement (File

No. 333-112233) dated January 27, 2004.)

(5)(c) Opinion and Consent of General Counsel re: Legality. (Incorporated herein by reference to Registrant's Form S-3 Registration Statement File

No. 333-119296) dated September 27, 2004.)

(5)(d) Opinion and Consent of General Counsel re: Legality. (Incorporated herein by reference to Registrant's Form S-3 Registration Statement (File No. 333-123847)

dated April 5, 2005.)

(5)(e) Opinion and Consent of General Counsel re: Legality filed herewith.

(8) None

(11) None

(12) None

(15) Letter regarding unaudited interim financial information from Registered Public

Accounting Firm filed herewith.

(23) Consent of Independent Registered Public Accounting Firm filed herewith.

(24) Powers of Attorney for David A. Bird, Danny L. Hale, Edward M. Liddy, John

C. Lounds, Samuel H. Pilch, John C. Pintozzi, Eric A. Simonson, Kevin R. Slawin,

Casey J. Sylla, Michael J. Velotta, Douglas B. Welch, and Thomas J. Wilson, II

filed herewith.

(25) None

(26) None

(27) Not applicable

(99) Experts filed herewith.

ITEM 17.	UNDERTAKINGS

(a) The undersigned Registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities

Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee"

table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that the undertakings set forth in paragraphs (i), (ii) and

(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

(2)	That, for the purpose of determining any liability under the Securities

Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on

Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided,

however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)	That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned

Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the

Registrant's annual report pursuant to section 13(a) or section 15(d) of the

Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the

Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officers or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the

Township of Northfield, State of Illinois on the 6th day of September, 2006.

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

By: /s/MICHAEL J. VELOTTA
---------------------------------------
Michael J. Velotta
Senior Vice President, Secretary
and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated

and on the 6th day of September, 2006.

*/CASEY J. SYLLA	Chairman of the Board, President and
-------------------	Director (Principal Executive Officer)

Casey J. Sylla

/s/MICHAEL J. VELOTTA	Senior Vice President, Secretary,
---------------------	General Counsel and Director

Michael J. Velotta

*/DAVID A. BIRD	Senior Vice President and Director

------------------

David A. Bird

*/DANNY L. HALE	Director

-------------------

Danny L. Hale

*/EDWARD M. LIDDY	Director

-----------------

Edward M. Liddy

*/JOHN C. LOUNDS	Senior Vice President and Director

-----------------

John C. Lounds

*/SAMUEL H. PILCH	Group Vice President and Controller
-----------------	(Principal Accounting Officer)

Samuel H. Pilch

*/JOHN C. PINTOZZI	Senior Vice President, Chief Financial
------------------	Officer and Director
John C. Pintozzi	(Principal Financial Officer)

*/ERIC A. SIMONSON	Senior Vice President, Chief Investment
------------------	Officer and Director

Eric A. Simonson

*/KEVIN R. SLAWIN	Senior Vice President and Director

------------------

Kevin R. Slawin

*/DOUGLAS B. WELCH	Senior Vice President and Director

------------------

Douglas B. Welch

*/THOMAS J. WILSON, II	Director

------------------

Thomas J. Wilson, II

*/ By Michael J. Velotta, pursuant to Powers of Attorney filed herewith.


EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No.	Description

5(e)	Opinion and Consent of General Counsel
15	Letter re unaudited interim financial information from
Registered Public Accounting Firm
23	Consent of Independent Registered Public Accounting Firm
24	Powers of Attorney
99	Experts